Corporate Presentation March 2026 GENERATIVE AI DRUG CREATION CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

DISCLOSURES

absci

Disclaimers

1 FORWARD-LOOKING STATEMENTS

Statements contained in this press release regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding any or all of the following: (i) Absci's preclinical studies, clinical trials, as well as partnered and internally developed programs, including, without limitation, manufacturing capabilities, status of such studies and trials and expectations regarding data, safety and efficacy generally; (ii) data included in the above-described oral presentation, as well as the ability to use data from ongoing and planned clinical trials for the design and initiation of further clinical trials; (iii) projections regarding potential market opportunity, potential regulatory approval, the final approved label, and evolving competitive landscapes, as well as certain research findings based on participant responses to a hypothetical product profile and not any clinical results for ABS-201; (iv) Absci's strategy, goals, anticipated financial performance and the sufficiency of its cash resources; (v) regulatory submissions and authorizations, including timelines for and expectations regarding any anticipated regulatory agency decisions; (vi) the expected benefits of its collaborations with partners; and (vii) the therapeutic value, development, and commercial potential of antibody therapies, as well as other technologies. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation, the risks and uncertainties discussed under the heading "Risk Factors" in Absci Corporation's most recent annual report on Form 10-K and in any other subsequent filings made by Absci Corporation with the U.S. Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We disclaim any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by law.

2 MARKET AND STATISTICAL INFORMATION

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness.

3 TRADEMARK USAGE

This presentation/document/webpage contains references to our trademarks and service marks and to those belonging to third parties. Absci®, a ®, SoluPro®, Bionic SoluPro® and SoluPure® are Absci registered trademarks with the U.S. Patent and Trademark Office. We also use various other trademarks, service marks and trade names in our business, including the Absci AI logo mark (ai), the Unlimit with us mark (Unlimit With Us℠), Denovium, Integrated Drug Creation, HiPrBind, and IgDesign. All other trademarks, service marks or trade names referred to in this presentation/document/webpage are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation/document/webpage may be referred to with or without the trademark symbols, but references which omit the symbols should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

2

ABSCI | INTRO

absci

From Code to Clinic

1. LEADING AI PLATFORM FOR CREATING ANTIBODY-BASED THERAPEUTICS

- Interdisciplinary Team with 10+ approved drugs and AI expertise
- Integrated Lab-in-the-Loop leveraging 77k ft² automated wet-lab
- Leading AI platform for *de novo* design and AI optimization of antibody-based therapeutics

2. DIFFERENTIATED PIPELINE OF AI-DESIGNED THERAPEUTICS

- ABS-201 (anti-prolactin receptor)
  - Androgenetic Alopecia (AGA): Accelerated Ph1/2a trial on track to initiate December 2025, with interim POC readout 2H 2026
  - **Endometriosis (Endo):** Indication expansion into endometriosis with anticipated Ph2 initiation in 4Q2026 with PoC readout as early as 2H 2027
- **Preclinical pipeline** focused on metabolism and I&I

3

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

FROM CODE TO CLINIC

absci

Industrializing Drug Discovery


DATA TO TRAIN
6-week Lab in the loop cycles
WET LAB TO VALIDATE
AI TO CREATE

INDUSTRIALIZED AI x WET-LAB ENGINE


CAPITAL INVESTMENT
$10-15mil (Absci)
$50-100mil (Large Pharma)
DISCOVERY TIMELINE
24 Months (Absci)
5-6 years (Large Pharma)

INCREASING 'SHOTS-ON GOAL' WITH FASTER AND CAPITAL EFFICIENT DISCOVERY

1. **ABS-201 FOR ANDROGENETIC ALOPECIA**
   Category re-defining opportunity for AGA in Ph1/2a trials
2. **ABS-201 FOR ENDOMETRIOSIS**
   Disease modifying opportunity for Endometriosis in Ph1 trials
3. **ABS-101 FOR IBD**
   Demonstrated improved half-life and tissue penetration vs 1st gen TL1a molecules and ready for partnering

DELIVERING 3 CLINICAL-STAGE PROGRAMS TO DATE

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

4

DE NOVO DESIGN

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Leadership in AI de novo design of antibody-based therapeutics

AI Lead Optimization


INPUT EMBEDDING
STRUCTURE DESIGN (DIFFUSION)
HCDR1
HCDR2
HCDR3
. . . ARCPSIWKFPDFEGACQPC . . .
Antigen Structure/Sequence (Epitope)

- *De novo* antibody design model creates epitope-specific binders given a target structure
- Designed in framework of choice or multiple frameworks

De Novo Antibody Design


PROTEIN LANGUAGE MODELS
EVQLSEVGA . . .

- Co-optimization enables improvement of antibody attributes such as affinity and developability
- Precise engineering of molecule pharmacology

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

5

DE NOVO DESIGN

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We use AI to create novel & differentiated therapeutics



- EPITOPE-SPECIFIC DESIGN + EPITOPE INTERFACE OPTIMIZATION
- ENHANCED POTENCY AND MOA
- ABILITY TO ADDRESS DIFFICULT TARGET CLASSES, E.G. GPCRS
- ENABLING FEATURES: MULTI-VALENCY, pH-DEPENDENT BINDING
- POTENTIAL TO CREATE MEANINGFUL IP: 100S TO 10,000S OF FUNCTIONALLY VALIDATED SEQUENCES ENABLED BY PROPRIETARY WET-LAB VALIDATION

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

6

DRUG CREATION PLATFORM

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Leveraging AI throughout the end-to-end drug discovery process


TARGET SELECTION
AI reverse immunology
target discovery
OR
Additional Target
Selection approaches
AI-GUIDED DRUG CREATION
De novo antibody design
AI-GUIDED LEAD
OPTIMIZATION
Affinity & developability
Pharmacology engineering

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

7

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 8 Since publishing the first work in AI de novo antibody design, Absci has continued to rapidly progress and lead the field 2024 2025 20262022 de novo Model v1 Absci was the first to design and validate novel antibodies using zero- shot generative AI in BioRxiv preprint 2023 de novo Model v2 Demonstrated de novo design model’s broad applicability to multiple therapeutic antigens in Neurips publication 2024 de novo Model v3 Successfully designed high affinity binders to an epitope without known binder in Large Pharma partnership 2025 de novo Model v4 and continued development Successfully de novo designed against previously “undruggable” target in HIV “Caldera” program in collaboration with Caltech 2026 Origin-1 Launched next-gen platform for de novo design of full- length antibodies against ‘zero-prior’ epitopes

CASE STUDIES

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Platform case studies

De Novo Antibody Design

De novo antibody design program in collaboration with Caltech funded by the Gates Foundation

Caltech BILL & MELINDA GATES foundation



VIEW THE FULL CASE STUDY

- **Goal:** Create universally neutralizing HIV antibody by binding conserved epitope within "Caldera" region of HIV gp120
- Absci's *de novo* design platform can successfully address difficult to drug target epitopes

AI Lead Optimization

AI lead optimization for PH sensitivity which may reduce toxicity and/or improve efficacy of therapeutic mAbs


Affinity
Developability
Function

Model searches a massive space of ~10^{19}, identifying functional and developable antibodies in one step.

VIEW THE FULL CASE STUDY

- **Goal:** Co-optimize antibodies for pH sensitive binding to increase efficacy and reduce toxicity
- Absci's lead optimization platform enables molecules with differentiated pharmacology

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

9

TEAM

absci

"Multilingual" team with expertise in AI and drug creation

EXPERTISE AND BACKGROUND FROM:

OpenAI · Google · NVIDIA
HARVARD UNIVERSITY · Stanford University · MIT
Meta · Takeda · X
AstraZeneca · BROAD INSTITUTE · BAYER
Pfizer · Bristol Myers Squibb · novo nordisk
PHILIPS · Microsoft · amazon

Leadership Team:


Sean McClain
Founder, CEO & Board Director


Zach Jonasson, PhD
Chief Financial Officer & Chief Business Officer


Andreas Busch, PhD
Chief Innovation Officer


Ransi Somaratne, MD
Chief Medical Officer


Shelby Walker, JD
Chief Legal Officer


Christine Lemke
SVP, Portfolio & Growth Strategy


Amir Shanehsazzadeh
SVP, Chief AI Officer

Board Of Directors:


Frans Van Houten
Chairman of the Board
Former CEO, Royal Phillips


Sean McClain
Founder, CEO & Board Director


Sir Mene Pangalos, PhD
Former EVP R&D AstraZeneca


Mary Szela
CEO & President
TriSalus Life Sciences


Joseph Sirosh, PhD
Former CVP AI Microsoft


Dan Rabinovitsj
VP Hardware Engineering, Meta


Karen McGinnis, CPA
Former Chief Accounting Officer, Illumina

Scientific Advisory Board:


Sir Mene Pangalos, PHD
Co-Chair SAB
Former EVP R&D AstraZeneca


Andreas Busch, PHD
Co-Chair SAB
Chief Innovation Officer


Ian McInnes, PHD
Vice Principal and Head of College
University of Glasgow


Luis Diaz, MD
Head, Division of Solid Tumor Oncology
Memorial Sloan Kettering Cancer Center


John Wherry, PHD
Director, Institute for Immunology & Immune Health, University of Pennsylvania


Victor Greiff, PHD
Associate Professor
University of Oslo


Hubert Truebel, MD, PHD, MBA
Chief Medical Officer
AiCuris

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

10

OVERVIEW

absci

Absci at a Glance

140

EMPLOYEES

"Multi-lingual" AI + Drug Discovery expertise AI team drawing on experience from tech leaders:

Harvard University, Google, NVIDIA, MIT, X, OpenAI, Microsoft Research, Stanford University

Biologics drug discovery expertise from:

AstraZeneca, Pfizer, Takeda, Shire

77,000

SQUARE FEET

- State-of-the-art wet and dry lab in Vancouver WA
- Absci AI Research (AAIR) lab in NYC
- Innovation Centre in Zug Switzerland

10+

PARTNERS, INCLUDING

Merck, almirall, Memorial Sloan Kettering Cancer Center, Twist Bioscience

3

CLINICAL STAGE PROGRAMS

In Androgenetic Alopecia, Endometriosis, and Inflammatory Bowel Disease

>$600M

CAPITAL RAISED TO DATE

COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

*As of December 31, 2025

11

PIPELINE

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Advancing and expanding our pipeline of novel & differentiated assets designed using AI


Lead
DC
IND*
THERAPEUTIC AREA
TARGET ID
LEAD ID
CANDIDATE ID
IND-ENABLING
PHASE 1
PHASE 2
CLINICAL STAGE PIPELINE
ABS- 201
Androgenetic Alopecia (PRLR)
Ph1 / 2a
Endometriosis (PRLR)
Ph1
ABS- 101
INFL. Bowel Disease (TL1A)
Partnering Ready
NEXT-GEN PIPELINE
Early Discovery Programs
READY FOR PARTNERING
ABS-501
Partnering Ready
ABS-301
Partnering Ready

*or equivalent ex-US filing

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

12

PARTNERSHIPS

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Track record of industry-leading partnerships

AI Drug Creation™

AstraZeneca
almirall
MERCK
OWKIN
TWIST BIOSCIENCE
precisionlife
Memorial Sloan Kettering Cancer Center
UCLA
Caltech

- 25+ Partnered Programs To Date
- 5 Named Internal Programs
- Additional Programs In Early Development

Data & Compute

AMD
ORACLE
NVIDIA
Aster Insights™
Saint John's Health Center Providence
UNIVERSITY OF OXFORD

- Scaling Compute
- Improving Models
- Increasing Efficiencies

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners.
Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED
13

CATALYSTS

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Leading AI x Bio platform driving 2 Phase 2 readouts in the next 24 months



ABS-201 in AGA

- Ph1/2a Study initiated Dec 2025
- Safety, Tolerability, and PK readout expected 1H 2026
- Interim PoC Readout – anticipated 2H 2026

ABS-201 in ENDO

- Ph1/2a Study initiated Dec 2025
- Phase 2 initiation expected in 2H2026

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED
14

INTERNAL PIPELINE

absci

Absci's progress in Drug Creation

Acceleration and Expansion of Lead Program

ABS-201 AGA

Accelerated development of ABS-201 in androgenetic alopecia

- Ph1/2a study initiated Dec 2025
- Interim POC readout anticipated 2H 2026

ABS-201 Endo

Indication expansion for ABS-201 in Endometriosis

Ph2 study anticipated to initiate 4Q2026

Differentiated AI designed pipeline

ABS-101

Phase 1 interim results reported with extended half-life vs 1st gen TL1A competitors

Advancing partnership & out-licensing discussions, including in potential 'first-in-class' indications

ABS-301 & 501

ABS-301: Potential first-in-class asset discovered through Reverse Immunology Platform

ABS-501: Candidate ID phase for novel HER2 program designed using de novo AI

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED
15

ABS-201 has the potential to unlock a wholly new category of therapy in hair “re-growth” Significant clinical and commercial unmet need in androgenetic alopecia1. Strong scientific rationale, with validated target, de-risked Mode of Action, and pharmacology2. 3. COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 16 A B S - 2 0 1 Straightforward development path with objective endpoints

ABS-201 AGA

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Underserved patient population looking for therapeutic innovation

~80 million Americans live with androgenetic alopecia (AGA)



MALE AGA

~50M men in the U.S.

Only 2 FDA approved drug therapies



FEMALE AGA

~30M women in the U.S.

Only 1 FDA approved drug therapy for women

Growing patient population with limited therapeutic options and concerns of adverse side-effects

Last FDA approved therapy for androgenetic alopecia was in the 1990s

Patients and clinicians need better treatment options for "hair re-growth"

- Hair re-growth, not just slowing of hair loss
- Safe and minimal side effects
- Durable effect
- Convenient administration frequency
- FDA approved

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

17

ABS-201 | AGA

absci

PRLR inhibition for androgenetic alopecia is an innovative alternative to current treatment options


PROPOSED DIRECT IMPACT OF ABS-201 ON HAIR CYCLE STAGES
Catagen
↑↑ Apoptosis & Regression
2-4 weeks
PRLR
Anagen
Active Growth + New Hair
Telogen
Resting Phase
Hair falls out
» ABS-201 »
Catagen
Apoptosis + Regression
PRLR
Anagen
↑↑ Active Growth & New Hair
2-6 years
Telogen
Resting Phase
Hair falls out

ABS-201 HAS THE POTENTIAL TO:

- **Shift the balance in hair cycle stage towards anagen phase[1,2] with:**
  - Active and new hair growth
  - Prevention of telogen effluvium
- **Promote a long-lasting effect after treatment cessation**
- **Block cessation of pigmentation, which may lead to the restoration of hair pigmentation[2]**

COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

18

ABS-201 AGA

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Prolactin impacts on organ-cultured human hair follicles

Prolactin drives hair follicle regression in human ex vivo culture


Anagen VI
Catagen III
HS
IRS
M
DP
IRS
HS
ORS
MK
DP
Vehicle
400 ng/ml prolactin

Prolactin prematurely induces a catagen-like stage in organ-cultured human hair follicles[1] characterized by:

- Condensed shape of the dermal papilla (DP)
- Diminishment of the hair matrix volume
- Apparent cessation of pigmentation
- Inhibition of hair shaft elongation

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

19

ABS-201 AGA

absci

PRLR inhibition anticipated to be safe & well tolerated as supported by human genetics

Dominant negative

PRLR loss-of-function


I.
II.
III.
1
2
1
2
3
4
1
2
3

Newey & Phil , 2013 NEJM

Compound heterozygous

PRLR loss-of-function


I.
II.
III.

NV = Nonvariant
ND = Not determined

Kobayashi, 2018 NEJM

Dominant negative

PRL loss-of-function


I.
II.
III.
IV.

Moriwaki, 2021 JCEM

Reduced/Loss of PRL or PRLR Signaling

- Postpartum agalactia
- Otherwise in good health:
  - No apparent impact on fertility
  - No report on erectile dysfunction in male
  - Normal breast development and menses in females
  - Normal serum electrolytes and hormone levels (except elevated PRL in PRLR mutation carrier)
  - No reported abnormalities of other hypothalamic-pituitary axes

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

20

21 A B S 2 0 1 | A G A Terminal hair count ”Thick Hairs” in prior bald areas o Hair regrowth observed for both male and female animals (>100 hairs/cm2 increase in bald area at week 28 of treatment*) # T hi ck H ai rs Time (w) 20 0 100 0 25 0 150 50 30 0 4 8 12 16 20 24 A S S E S S M E N T A R E A = R 1TREATMENT POST-TREATMENT 12 WEEKSBASELINE 28 WEEKS 6 MONTHS 2 YEARS 4 YEARS FE M A LE M A LE Top head view of Stumptailed Macaque’s showing phenotypic change over time o Hair density & thickness improved with short treatment duration in primate model of androgenetic alopecia o Hair growth remains and improves several years post cessation 40mg/kg s.c. Q2W for 28 weeks Study commissioned by Absci CIO Andreas Busch while at Bayer. Disclosure from competitor COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED *WO 2019/011719 A1

ABS-201 AGA

absci

ABS-201 shows superior efficacy vs 5% topical minoxidil in 21d hair regrowth model


Untreated (n=11)
Isotype (n=11)
Minoxidil 5% (n=11)
ABS-201 30mg/kg (n=11)
ABS-201 60mg/kg (n=10)

Administration: mAbs i.p. biweekly; Minoxidil topical daily


Hair Growth Score
Score (0-3)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Study Day #
Untreated
Isotype Control @ 60mg/kg
Minoxidil @ 5%
ABS-201 @ 30mg/kg
ABS-201 @ 60mg/kg

ABS-201 vs minoxidil/untreated/isotype **$p<0.05$; ***$p<0.0001$ - 2way ANOVA

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

22

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 23 A B S - 2 0 1 A G A 56 Day NHP PK data confirms extended half-life profile and high SC bioavailability 0 20 40 60 102 10 3 104 10 5 106 107 Single Dose Comparative PK Profile in NHPs Time (d) m A b se ru m c on c (n g/ m l) ABS-201 100mg/kg SC ABS-201 100mg/kg IV ABS-201 300mg/kg IV HMI-115 300mg/kg IV Datapoints of animals with positive ADA rates impacting PK were excluded at corresponding timepoints onwards i l s o parative PK Profile in NHP >3x extended half-life in NHPs compared to HMI-115 High subcutaneous bioavailability in NHPs at >90% In silico prediction of Q8W–Q12W dosing intervals anticipated in humans Manufacturability & developability profile believed to enable future high concentration formulation targeting >150mg/mL NHP-PK 56 Day Results Based on PK/PD modeling, ABS-201 is anticipated to likely require only 2-3 doses over a 6-month treatment period, compared to HMI-115, which would likely require 6-12+* doses in the same period, assuming the AGA indication is pursued. *assumption on HMI-115: 60mg/mL formulation and Q2W or Q4W dosing interval

ABS-201 AGA

absci

Modelling shows superiority of ABS-201 vs HMI-115 on PK & Receptor Occupancy



Interstitial skin PRLR occupancy
1.0
0.9
0.8
0.7
0.6
0
2
4
6
8
10
12
14
16
18
20
22
24
26
Time (weeks)
ABS-201, 1800mg SC
ABS-201, 1200mg SC
ABS-201, 600mg SC
ABS-201, 300mg SC
RO for C_{trough} of HED - monkey study
RO for C_{trough} - Ph1b HMI-115
RO for C_{trough} - Ph2 HMI-115

Preliminary in Silico Modeling

- >3x extended half-life in NHPs predicted to translate in humans to **Q8W-Q12W** dosing intervals
- PK profile predicted to translate into higher interstitial skin concentrations resulting in higher receptor occupancy

Modelling assumptions include published NHP and Ph1b PK data on HMI-115 (formerly BAY 1158061), as well as in house generated in vitro and in vivo data. Parameters incl. 0.2 skin exposure coefficient, 2.6 x 10^{-2} nM interstitial PRLR concentration

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

24

ABS-201 | AGA

absci

ABS-201 in human ex vivo culture study supports MOA in human scalp follicles


Frontotemporal
Hairline Region
Scalp Punch
Scalp Skin

MODEL SYSTEM:

- Frontotemporal male scalp skin is the most androgenetic alopecia affected skin region
- Organ culture is the most relevant human preclinical hair research tool ex vivo

ABS-201 significantly prolongs anagen/inhibits catagen and stimulates hair matrix proliferation


Microscopic hair cycle staging
% of HFs in each hair cycle stage
100
80
60
40
20
0
IgG Ctrl
ABS-201
IgG +PRL
ABS-201 +PRL
Anagen
Early Catagen
Mid Catagen

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED
25

ABS-201 | AGA

absci


Stem Cell Protection &
Maintenance
(↑K15+ Stem Cells)
↑ FGF7 and IGF1
Expression
Proliferation of Hair
Matrix Keratinocytes
ABS-201
PRLR
CD34+ cell
Prolactin
IGF-1/ FGF7
Proliferative hair
matrix keratinocyte

Additional ABS-201 ex *vivo* study found:

- Prolonging anagen phase and blocking catagen, thereby inhibiting telogen effluvium
- Protecting and promoting hair follicle stem cells and and restoring CD34+ progenitor cells
- Stimulating key hair growth factors (IGF1, FGF7)
- Decreasing catagen driver TGFβ-2
- Increasing hair shaft and hair shaft keratin production

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

26

ABS-201 | AGA

absci

Phase 1/2a trial designed to provide readouts on safety, tolerability, and PoC in AGA

HEAD*LINE*

Design Elements:
- Double-Blind, Placebo-controlled, FIH
- Multi-site study in Australia
- Dose range ensures predicted >90% RO

Population:
- Up to 227 male & female healthy participants
- SAD; n= 32 healthy volunteers
- MAD; n= 147 AGA subjects (Norwood Scale IIIv-V)
- Optional AGA cohorts in SAD/MAD; n= 48
- 3:1 randomization

Endpoints:
- **Primary:** Safety & Tolerability
- **Secondary:**
  - PK/PD
  - Efficacy readouts include target area hair count, width, and darkness (pigmentation)

Single Ascending Dose

Cohort 1	Cohort 2	Cohort 3	Cohort 4
150mg IV	**450mg IV**	**900mg IV**	**1800mg IV**
n=8	**n=8**	**n=8**	**n=8**

- First cohort fully enrolled and dosed - Enrollment of remaining cohorts ongoing
- **Dec 2025:** Initiated
- **1H 2026:** PK and interim safety expected

Multiple Ascending Dose (26 weeks)

Cohort 1	Cohort 2	Cohort 3
300mg SC	**600mg SC**	**1200mg SC**
n=49	**n=49**	**n=49**

- MAD design enabling **PoC for AGA**
- **2Q 2026:** Expected initiation
- **2H 2026:** Expected 13-week interim PoC readout
- **Early 2027:** Expected 26-week topline PoC readout

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED
27

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 28 A B S - 2 0 1 | A G A ABS-201 TPP aims to offer a new treatment category in AGA based on efficacy and convenience 0 10 20 30 40 50 60 70 80 Ef fic ac y (t er m in al h ai rs /c m 2) Topical Minoxidil Oral Minoxidil FinasteridePRP Transplant + oral/topical Potential ABS-201 TPP * Based on 2-3 injections during first 6 months for >2 years of hair growth Efficacy at 24w for Vertex terminal hair count in male subjects: Oral Minoxidil (5mg/day): Panchaprateep 2020 (10.1007/s13555-020-00448-x) and Penha 2024 (doi:10.1001/jamadermatol.2024.0284); PRP: Dervishi 2019 (10.1111/jocd.13113); Finasteride and Topical Minoxidil: : Gupta 2022 (doi:10.1001/jamadermatol.2021.5743 ), Transplant: based on KOL interviews. Convenience and Comfort BetterWorse

ABS-201 | AGA

absci

Consumer Research Commissioned by Absci Validates Market Potential of ABS-201

Significant Unmet Need:
Driven by psycho-social impacts (loss of confidence, self-esteem) from AGA

Strong Commercial Demand:
Nearly all men and roughly 90% of women are inclined to ask their doctors about ABS-201

High Value Proposition:
Significant share of respondents willing to pay a premium for the ABS-201 TPP

Disruptive Potential:
Over 1/3 of respondents would select ABS-201 before their current treatment, suggesting ABS-201 can effectively compete as first-line therapy

610 Participants:

306 Men | 304 Women

*ALL PARTICIPANTS EXPERIENCING HAIR LOSS

Men	Women	
UP TO 97% MEN	UP TO 88% WOMEN	EXTREMELY OR VERY LIKELY TO ASK HCP ABOUT ABS-201
37% MEN	36% WOMEN	WOULD TRY ABS-201 FIRST (FIRST LINE)
80% MEN	81% WOMEN	REPORT NEGATIVE PSYCHOLOGICAL IMPACT

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

29

HAIR REGROWTH THERAPY

absci

Total AGA pts in the US
50M male, 30M female
80M

Income ≥$75K (US Census)
Pts 17-69 yo
~39M

Concerned / motivated about hair loss
~26M

Strong interest in TPP
~22 - 24M

Strongest interest in TPP with premium price-to-performance
~15 - 18M

Patient Funnel

>$25B

ESTIMATED U.S. TAM

>$40B

POTENTIAL GLOBAL TAM

5-9M Pts Treated/Year
Assuming 2-3 Year Durability

COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED
30

INTERNAL PIPELINE

absci

Absci's progress in Drug Creation

Acceleration and Expansion of Lead Program

ABS-201 AGA

Accelerated development of ABS-201 in androgenetic alopecia

- Ph1/2a study initiated Dec 2025
- Interim POC readout anticipated 2H 2026

ABS-201 Endo

Indication expansion for ABS-201 in Endometriosis

Ph2 study anticipated to initiate 4Q2026

Differentiated AI designed pipeline

ABS-101

Phase 1 interim results reported with extended half-life vs 1st gen TL1A competitors

Advancing partnership & out-licensing discussions, including in potential 'first-in-class' indications

ABS-301 & 501

ABS-301: Potential first-in-class asset discovered through Reverse Immunology Platform

ABS-501: Candidate ID phase for novel HER2 program designed using de novo AI

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31

ABS 201 | ENDOMETRIOSIS

absci



Development of ABS-201 in Endometriosis

1. Addresses Long-standing Unmet Medical Need and Poor standard of care
2. Strong Biological And Clinical Rationale: Including POC for PRLR mechanism in humans
3. Large, untapped market offers significant upside potential

COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

32

ABS-201 | ENDOMETRIOSIS

absci

Hormonal therapies and surgical intervention make up the treatment paradigm for Endo

Current Treatment Paradigm (US)


Total Estimated Endo patients
Treated Endo patients
First-line Options
Combined Hormonal Contraception
NSAIDs
Progestins
Second-line Options
GnRH agonists
Oral GnRH antagonist
Oral GnRH antagonist + hormonal
Third-line Options
Aromatase Inhibitors
Laparoscopy +/- Hysterectomy
Opioids
NSAIDs

- Endo is a chronic condition with currently no medical or surgical cure
- Roughly, 75% of patients are estimated to use opioids and/or NSIADs throughout their disease course
- Up to 33% of patients do not respond to hormonal treatment alone
  - Additionally, patients will pause treatment when seeking pregnancy
- GnRH therapies are typically prescribed by Gynecologist and often require formal Dx (surgical confirmation)
  - Due in part to higher cost, and AE profile which limit long-term use
- Notably, aromatase inhibitors are not FDA approved for Endo, but are used off-label
- Up to 40% of Endo patients undergo a laparoscopy and 12% receive hysterectomies
- Even after hysterectomy ~15% of patients still report pain symptoms

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

Sources: PMID 40323608, PMID 37391793, ARTEMIS 2024 Report, GlobalData, US Census Data

33

ABS-201 ENDO

absci

Pain remains a persistent, chronic issue for women with endometriosis

Illustrative Endometrial Patient Journeys


First Period
Desire to Conceive
Perimenopause
Responder to Hormonal treatment & Desire to conceive
Pain
Pain
Pain
Pain
Delayed diagnosis
NSAIDs
Hormonal Tretaments
Patient with desire to conceive
Fertility Issues
Symptom free –worsening fertility
Non-responder to hormone treatment
Pain
Delayed diagnosis
Pain
Pain
Pain
Pain
Pain
NSAIDs
Hormonal Tretaments
Laparoscopy
Repeat Laparoscopy
Hysterectomy

PMID 40323608, PMID 17498711, ARTEMIS 2024 Report

Patients with Endo report ineffective pain management as a number one unmet need

Additionally, patients are seeking the ability to have children

- The condition itself carries a higher risk for infertility
- Current therapeutic interventions prevent pregnancy or mimic a post-menopausal state

There has been little advancement in novel targets for endometriosis

- Contraceptive hormonal therapy has remained unchanged for decades
- GnRH therapy, while effective for some needs to be stopped after 2 years due to AE risks (e.g., loss in bone density)

Endo remains underdiagnosed, which is predicted to improve with a disease-modifying therapy

- Mean age of symptom onset is typically early 20s, while mean age of diagnosis is typically mid-30s

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34

ABS-201 |
ENDOMETRIOSIS

absci

PRLR antagonism is a novel and differentiated MoA in Endometriosis

PRL and PRLR play a dual role in endometrial lesion development and pain response


Endometrial lesion
Local PRL
Sensory neuron
1
2
4 PRL
PRLR-L
PRLR-S
Stromal cell
Immune cell
Adipocyte
3 Pituitary PRL
5 PAIN

- Endometriotic lesions produce prolactin under estrogen/progesterone control.
- Excess prolactin promotes lesion growth and sensitizes pain-sensing nerves, contributing to chronic pelvic pain.
- Prolactin signaling is independent of sex-hormone pathways, offering a differentiated, non-hormonal treatment modality vs current therapies.

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

Sources: PMID 37169264

35

ABS-201 ENDO

absci

PRL and PRLR increase during secretory phase in healthy tissue, and is overexpressed in endometrium of patients with endometriosis

Localization And Temporal Expression Of Prolactin Receptor In Human Endometrium


Menstruation
Proliferative phase
Ovulation
Secretory phase
Window of implantation
P
ES
MS/LS
DE
DE
-
A
B
C
D
E
F


Me P OV ES MS LS LS DE DE Pit – M
PRL-R
- 650bp
GAP-DH
- 1103bp

Me = menstrual
P = proliferative
OV = ovulatory,
ES = early secretory
MS/LS = mid & late secretory
DE = decidua/pregnancy
Pit = Pituitary - positive control
- = negative control

PRL & PRLR is Elevated Ectopic Endometriotic Lesions


Prolactin
Eutopic, healthy control tissue
Eutopic tissue from patients
Ectopic tissue from patients
rel. mRNA expression
Vs Cyclophilin
0
1
2
3
4
5
6
44x
7x
91x
27x
Prolactin receptor
Eutopic, healthy control tissue
Eutopic tissue from patients
Ectopic tissue from patients
rel. mRNA expression
vs Cyclophyllin
0
0.5
1
1.5
2
2.5
3
3.5
3.3x
4x
9.6x
2.9x
Healthy controls
Patients

Jones et al. Journal of Clinical Endocrinology and Metabolism, 1998; Otto et al. WO 2011/069795 A4

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36

ABS-201 ENDO

absci

PRLR antagonism suppresses postoperative pain in female mice and inhibits endometriosis interna formation

Prolactin Regulates Pain Responses via a Female-Selective Nociceptor-Specific Mechanism


A
ΔPRL ipl
PWL (secs)
***
****
****
NS
BL ΔPRL BL Veh ΔPRL BL ΔPRL BL Veh ΔPRL
Sham Inc Sham Inc
Female Male
B
C
ΔPRL it
PWL (secs)
****
****
****
NS
BL ΔPRL BL Veh ΔPRL BL ΔPRL BL Veh ΔPRL
Sham Inc Sham Inc
Female Male
D

Depicted: pain incision (Inc) model for heat sensitivity & ΔPRL administration

The Effects of Prolactin Receptor Blockade in a Murine Endometriosis Interna Model


control, score 1
FITC (30 mg/kg), score 3
mat 3 (30 mg/kg), score 0
graft, score 3
005-C04 (30 mg/kg), score 0
bromocriptine, score 1
IM
OM
(A) (E) (D) (C) (B) (F)
Disease score
control graft 30 1 3 10 30 1 3 10 30 10 mg/kg
FITC 005-C04 Mat3 bromocriptine

Patil et al. iScience 2019; Otto et al. Pharmacol Res Perspect. 2022

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37

PRLR antagonism reduces lesion formation and pain in endometriosis mouse model 38 A B S - 2 0 1 | E N D O M E T R I O S I S COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED * 1 2 3 4 5 0 * * *D is ea se S co re Control Graft + danazol + faslodex + cetrorelix Prolactin Antagonist Antibody Prolactin inhibition decreases endometrial lesion formation in female mouse interna Re la tiv e Ut er in e W ei gh t ( % ) 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 * Control Graft + danazol + faslodex + cetrorelix Prolactin Antagonist Antibody * * Sources: Patil et al. iScience 2019 Otto et al. Pharmacol Res Perspect. 2022 % Distance travelled at Week 7 (compared to baseline) lgG1 – w/o transplant lgG1 – with transplant ABS-201 GnRh o ABS-201 and GnRh modulator increase distance traveled relative to placebo over time as surrogate for pain reduction *p < .05 ** p<0.01; *** p<0.001

ABS-201 | ENDOMETRIOSIS

absci

ABS-201: a potentially differentiated profile targeting a large underserved market opportunity

NOVEL TREATMENT OPTION FOR ~9M PATIENTS IN THE U.S. ALONE WITH ENDOMETRIOSIS

- **Novel Mechanism:** Non-sex-steroid (peptide) hormone
- **Potential for Improved Safety Profile:** Potential improved AE profile & longer use than GnRH
- **Dual Action**: Potential on both pain and lesion growth
- **Best-in-class Potential**: Superior developability and expected half-life
- **Disease Modifying:** Potential to treat cause
- **Clinically validated:** through HMI-115 Ph2 study

Potential to generate

>$4.5B

at peak sales

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

39

INTERNAL PIPELINE

absci

Absci's progress in Drug Creation

Acceleration and Expansion of Lead Program

ABS-201 AGA

Accelerated development of ABS-201 in androgenetic alopecia

- Ph1/2a study initiated Dec 2025
- Interim POC readout anticipated 2H 2026

ABS-201 Endo

Indication expansion for ABS-201 in Endometriosis

Ph2 study anticipated to initiate 4Q2026

Differentiated AI designed pipeline

ABS-101

Phase 1 interim results reported with extended half-life vs 1st gen TL1A competitors

Advancing partnership & out-licensing discussions, including in potential 'first-in-class' indications

ABS-301 & 501

ABS-301: Potential first-in-class asset discovered through Reverse Immunology Platform

ABS-501: Candidate ID phase for novel HER2 program designed using de novo AI

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40

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED ABS-101 | TL1A AI Designed TL1A antibody in Ph1 Clinical development; ready for partnering 2024 20252024 2025 2026 Interim results from the first cohorts of Phase 1 trial demonstrated extended half-life as compared to 1st-generation anti-TL1A competitor programs No apparent impact of ADA on PK and the overall safety profile was favorable with no serious adverse events reported to date Trial on track to complete treatment period in Q1 2026 and we will no longer pursue additional internal clinical development of this asset following completion of the Phase 1 trial Advancing partnership discussions, some of which leverage unique properties of ABS-101 and are focused on first-in-class indications outside of IBD ABS-101 summary

ABS-101 TL1A

absci

Successful application of AI platform to generate high affinity variants

Epitope bins on TL1A*


ABS-101-A
RVT-3101 #
MK-7240 #

› Absci AI-designed and optimized leads span multiple unique epitopes on a single TL1A subunit

High Affinity mAbs with Preserved Cross-Reactivity


Increasing affinity
Increasing affinity
10
100
1000
Human TL1A K_D (nM)
1000
100
10
Cyno TL1A K_D (nM)
RVT-3101 #
ABS-101-A (DC)
ABS-101-C
ABS-101-B
MK-7240 #

*Estimated performance of a putative clinical competition molecule generated for in house comparison

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42

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 43 AI-designed candidate with high affinity and potential for superior potency A B S - 1 0 1 T L 1 A Affinity by Biolayer Interferometry (BLI) Apoptosis Inhibition Assay in TF-1 Cells 1101001000 1 10 100 1000 Monomer Binding (pM) Tr im er B in di ng (p M ) No M onom er Binding Increasing affinity In cr e as in g a ff in it y Weak monomer binding ABS-101 RVT-3101# (Roche) MK-7240# (Merck) TEV- 48574# (Sanofi) In cr ea si ng p ot en cy IC 50 ( nM ) 0 2 4 6 8 10 12 ABS-10 1 RVT-3 10 1# (R oche) MK-7 240 # (M erc k) #Estimated performance of a putative clinical competition molecule generated for in house comparison #Estimated performance of a putative clinical competition molecule generated for in house comparison

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 44 Internalization of mAb:TL1A complexes potentially contribute to immune activation and formation of ADA A B S - 1 0 1 T L 1 A mAb:TL1 Complex Internalization in THP-1 Cells mAb only ABS-101-A RVT-3101#MK-7240# 10x 10x 10x 10x 10x 10x 63x 63x 63x 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m mAb-TL1A complex doi: 10.1053/j.gastro.2019.08.009 AB S- 10 1 MK -7 24 0 RV T- 31 01 0 200000 400000 600000 800000 C or re ct ed T ot al C el l Fl uo re sc en ce ( C TC F) ABS-101 MK-7240 RVT-3101 ns ✱✱ ✱✱ -A # 1 1# ABS-10 1-A MK-7 240# RVT-3 10 1# ABS-101 and MK-7240# show reduced TL1A complex internalization versus RVT-3101 # #Estimated performance of a putative clinical competition molecule generated for in house comparison

ABS-101 TL1A

absci

NHP Pharmacokinetics & CMC Data

PK Profile of Anti-TL1A mAbs



mAb serum conc (µg/ml)
10³
10²
10¹
0
10
20
30
40
50
60
Time (days)
ABS-101 60mg/kg s.c
MK-7240 60mg/kg s.c.
RVT-3101 60mg/kg s.c.

NHP-PK & Preliminary 13-Week NHP GLP-TOX

- 2-3x extended half-life in NHPs over 1st generation clinical competitors
- ABS-101 shows enhanced biodistribution in NHPs, compared to antibodies in clinical development based on in silico modelling
- High subcutaneous bioavailability in NHPs at ~80%
- Preliminary 13-week GLP-tox shows no treatment-related adverse findings during in-life phase and necropsy

CMC—High Concentration Formulation

- Optimal developability profile allowed successful development of high-concentration formulation at 200mg/mL suitable for subcutaneous injection

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45

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 46 ABS-101 Non-Human Primate (NHP) data A B S - 1 0 1 T L 1 A Data confirm engagement of soluble TL1A (sTL1A) in non-human primates. Target engagement is dose-dependent with a ceiling effect. ABS-101's extended half-life translates into sustained target engagement compared to first generation TL1A antibodies at comparable dose and route of administration. ABS-201 shows dose dependent and sustained target engagement 0 10 20 30 40 50 60 0.1 1 10 100 1000 days sT L1 A ng /m l ABS-101 12mg/kg s.c. ABS-101 60mg/kg s.c. ABS-101 60mg/kg i.v. ABS-101 300mg/kg s.c. RVT-3101 60 mg/kg s.c. MK-7240 60 mg/kg s.c. Total sTL1A After Single Dose

INTERNAL PIPELINE

absci

Absci's progress in Drug Creation

Acceleration and Expansion of Lead Program

ABS-201 AGA

Accelerated development of ABS-201 in androgenetic alopecia

- Ph1/2a study initiated Dec 2025
- Interim POC readout anticipated 2H 2026

ABS-201 Endo

Indication expansion for ABS-201 in Endometriosis

Ph2 study anticipated to initiate 4Q2026

Differentiated AI designed pipeline

ABS-101

Phase 1 interim results reported with extended half-life vs 1st gen TL1A competitors

Advancing partnership & out-licensing discussions, including in potential 'first-in-class' indications

ABS-301 & 501

ABS-301: Potential first-in-class asset discovered through Reverse Immunology Platform

ABS-501: Candidate ID phase for novel HER2 program designed using de novo AI

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47

TARGET DISCOVERY

absci

Tertiary Lymphoid Structures (TLS): The focus of Absci's Reverse Immunology approach


Tumor
B cell
Follicular dendritic cell
T cell
Macrophage
Plasma cell

Tertiary lymphoid structures (TLS) are centers of immune activity, such as B-cell proliferation and antibody production, that develop in chronically inflamed tissues[1].

Antibodies from TLS are specialized for local antigens and play a significant role in the progression of chronic diseases and cancer, setting them apart from the general population of antibodies in the peripheral blood[2].


Progression-free (%)
10
0
75
50
25
0
P= 0.019
High Ig Staining
Low Ig Staining
0
5
10
15
20
Time (months)

The presence of **TLS** is associated with **longer progression-free survival and better response to immune checkpoint inhibitors**[2,3]

- Rapidly growing evidence illustrates correlation between **TLS-derived antibodies** in the tumor microenvironment and **positive clinical outcomes**[2]
- **TLS-derived antibodies** have been shown to be associated with apoptosis of cancer cells in patients[2]

[1] doi: 10.3389/fimmu.2018.01952; [2] doi: 10.1016/j.immuni.2022.02.001; [3] doi: 10.1038/s41586-019-1922-8

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48

ABS-301

absci

Reverse Immunology platform identifies the antigens targeted by endogenous antibodies produced in tumor lymphoid structures (TLS)


Samples collected from patients with high expression of TLS markers
Immunoglobulin reads from RNAseq data
LIGHT CHAINS
HEAVY CHAINS
Assembled Ig chain sequences
Computationally reconstructed antibodies
Antibody expression
Target identification using high throughput proteomics
Target antigen confirmed through SPR or BLI
Fully human antibody and target antigen identified

doi: 10.1101/2021.02.06.430058

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49

ABS-301

absci

A patient-derived antibody discovered by reverse immunology blocks an immunosuppressive cytokine

ABS-301 Rescues Pro-Inflammatory Signaling Through Inhibition of Immunosuppressive Cytokine



1.5
1.0
0.5
0.0
ABS-301
Isotype control
Isotype control
Receptor signalling (OD 620nm, AU)
10^{-11}
10^{-10}
10^{-9}
10^{-8}
10^{-7}
10^{-6}
10^{-5}
Concentration (M)

Target Biology and Proposed ABS-301 Mechanism of Action



ABS-301
Cytokine:
Immunosuppressive
Activator
Immune-mediated tumor killing activation

Target cytokine is suggested to maintain an immunosuppressive environment through signaling inhibition

Restoring signaling by blocking immunosuppressive cytokine which may promote immune-mediated tumor cell killing doi: 10.1101/2021.02.06.430058

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50

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 51 2024 20252024 2025 2026 Key Findings A B S - 3 0 1 Activation of the ABS-301– targeted pro-inflammatory pathway triggers a robust anti- tumor immune response. Study Overview Mouse melanoma cells were genetically modified to activate the ABS-301–targeted pro- inflammatory pathway via Activator expression. Tumor progression was assessed in immunocompetent mice injected with either engineered cells or unmodified parental cells. Tumor Growth Mouse Model

ABS-301

absci

Expression of ABS-301's target suggests broad potential in squamous cell carcinomas


Vulvar Squamous Cell Carcinoma | n = 131
Esophageal Squamous Cell Carcinoma | n = 475
Gastric Cardia Squamous Cell Carcinoma | n = 21
Skin Squamous Cell Carcinoma | n = 175
Bladder Squamous Cell Carcinoma | n = 74
Endometrial Squamous Cell Carcinoma | n = 12
Head and Neck Squamous Cell Carcinoma | n = 2736
Vaginal Squamous Cell Carcinoma, NOS | n = 26
Squamous Cell Carcinoma of the Penis | n = 38
Lung Squamous Cell Carcinoma | n = 3550
Cervical Squamous Cell Carcinoma | n = 510
Anal Canal Squamous Cell Carcinoma | n = 390
Colorectal Squamous Cell Carcinoma | n = 62
Squamous Cell Carcinoma of Unknown Primary | n = 70
Salivary Gland Squamous Cell Carcinoma | n = 40
Thymic Squamous Cell Carcinoma | n = 23
0.0
2.5
5.0
7.5
ABS-301 target expression
log2(TPM+1)

Distribution of ABS-301 target expression across squamous cell carcinoma cohorts.

Values shown are log2(TPM+1) normalized. Multiple biopsies from a patient are included in the analysis.
REFERENCE: Tempus

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52

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 53 Expression in Lung Squamous Cell Carcinoma (LUSC): no change with treatment and strong negative correlation with CD8+ T cell infiltration A B S - 3 0 1 Pre-treatment Post-treatment A B S- 30 1 t ar ge t e xp re ss io n (lo g2 (T PM +1 )) Sustained Target Expression in LUSC CD8+ Infiltration Negatively Correlated With Target Expression in LUSC In LUSC, univariate analysis of ABS-301 expression indicate only a minor change in expression between pre- and post-treatment suggesting opportunity for combination therapy. A B S- 30 1 e xp re ss io n le ve l (lo g2 T PM ) REFERENCE: Tempus ABS-301 target expression shows a strong negative correlation with CD8+ T cell infiltration with a minimal effect on Treg infiltration supporting immunosuppressive activity of target in vivo.

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 54 Ongoing preclinical studies exploring broad application in immuno-oncology A B S - 3 0 1 Based on literature and potential competitive molecules, the following indications could be of interest: Indication US Prevalence Estimated 5-year survival rate* Projected US Sales in 2030 NSCLC Calculated: ~202K in 2023 28% $27B SCC 30% of NSCLC cases Calculated: ~61K 24% Calculated Sales: $8.1B Head and Neck SCC ~54K in 2022 68.5% Calculated Sales: $2.3B Esophageal Cancer ~21K in 2022 20% $1.5B SCC ~20% of cases Calculated: ~4.2K Calculated Sales: $0.3B Cervical Cancer ~14K in 2023 $0.6B SCC 90% of cases Calculated: ~13K 67% Calculated Sales: $0.6B Skin Cancer, non-melanoma Incidence = ~3,300K 95-100% $1.0B SSC Incidence = ~700K 95% Calculated Sales: $0.2B *dependent on stage of diagnosis References provided in appendix

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 55 Deploying de novo AI model on HER2 led to discovery of antibodies displaying molecular interactions distinct from trastuzumab A B S - 5 0 1 Zero shot de novo AI discovery on HER2 Hits with edit distance of up to 12 amino acids in HCDR3 region (13 aa, search space of 2013) were screened Selected 50 hits with <10 nM affinity were expressed as mAbs for binding affinity determination Top 11 antibodies were characterized in vitro and 3 leads evaluated in vivo Variant # Edit distance KD (nM) Epitope mapping view Loop 581-590 Trastuzumab 0 1.07 1 7 4.16 3 7 9.75 4 2 6.66 Critical Not critical Partial AI-designed antibodies: same epitope, different HER2 contact preferences Epitope of interest Hits Leads bioRxiv 2023.01.08.523187; doi: https://doi.org/10.1101/2023.01.08.523187

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 56 AI-designed antibodies demonstrate measurable enhancement of ADCC activity compared to trastuzumab A B S - 5 0 1 ADCC Assay Principle #Estimated performance of a putative clinical competition molecule generated for in house comparison Luciferase signal driven by NFAT transcription factor positively correlates to ADCC activation against JIMT-1 Trastuzumab Variant 1 Variant 3 Variant 4 EC50 (nM) 0.062 0.056 0.028 0.040 R squared 0.93 0.97 0.97 0.95 P value N/A Not significant <0.0001 0.0015 0.0001 0.001 0.01 0.1 1 10 100 0 2000 4000 6000 Antibody, [nM] Lu m in es ce nc e, A U Trastuzumab Variant 1 Variant 3 Variant 4 Isoype control

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 57 AI-designed antibodies suppress growth of trastuzumab-sensitive & resistant HER2+ breast tumors A B S - 5 0 1 Mouse xenograft model using EFM192A (HER2+ BC; Tz sensitive) Mouse xenograft model using JIMT-1 (HER2-amp BC; Tz resistant) Isotype control Trastuzumab Variant 1 Variant 3 Variant 4 0 10 20 30 0 200 400 600 Day Tu m or v ol um e (m m 3) 0 10 20 30 40 50 0 200 400 600 800 1000 1200 Day Tu m or v ol um e (m m 3) Mouse xenograft model using MDA-MB-361 (HER2+ BC; Tz sensitive) 0 10 20 30 0 200 400 600 800 1000 Day Tu m or v ol um e (m m 3) Trastuzumab-sensitive EFM192A and MDA-MB-361 tumors respond to both trastuzumab (Tz) & AI-designed antibodies JIMT-1 tumors are trastuzumab resistant but sensitive to variants 3 and 4 Partial Critical Not critical Trastuzumab WT Variant 1 Variant 3 Variant 4 Xenograft studies conducted by Dr. Dennis Slamon’s team at UCLA 2-way ANOVA ** P<0.001 and ***P<0.0001 vs isotype control

ABS-501

absci

AI-designed antibodies create opportunities to address unmet medical need

Currently exploring breast cancer as opportunity: alternative to or post Enhertu®

- Despite Enhertu's good efficacy, leading oncologists are only moderately satisfied due to toxicity (e.g. interstitial lung disease)
- Less toxic therapy and effective treatment post-Enhertu are key unmet needs.

> *"Post-Enhertu is really where the action is right now in the field. I think the first company that comes up with something that has significant benefit in Enhertu progressive disease is going to win."*
> *– KOL*

Multiple paths possible for therapeutic development

Modality switch or combination opportunities under consideration to address unmet medical needs



- Later-line treatment regimens for HER2-positive cancer:
  - Monotherapy
  - Combination therapy with targeted small molecules



- Enhancing efficacy and expanding indications (e.g. Enhertu resistance):
  - Antibody-drug conjugates (ADCs)
  - Multi-specific antibodies

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

58

PLATFORM

absci

Leading AI models to create novel & differentiated therapeutics



ADDRESS COMPLEX AND PREVIOUSLY "HARD TO DRUG" TARGETS

- Bind Specific extracellular domains
- Target Specific conformations
- Address difficult target classes e.g. GPCRs

INTRODUCE PRECISE CONTROL OVER ANTIBODY DESIGN

- "Smart" biologics
- Enhanced Potency & MOA
- Engineer selectivity, minimizing off target toxicity
- Agonism vs. Antagonism

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59

PLATFORM

absci

Leadership in AI de novo design of antibody-based therapeutics

AI Lead Optimization


INPUT EMBEDDING
STRUCTURE DESIGN (DIFFUSION)
HCDR1
HCDR2
HCDR3
. . . ARCPSIWKFPDEEGACQPC . . .
Antigen Structure/Sequence (Epitope)

- *De novo* antibody design model creates epitope-specific binders given a target structure
- Designed in framework of choice or multiple frameworks

De Novo Antibody Design


PROTEIN LANGUAGE MODELS
EVQLSEVGA . . .

- Co-optimization enables improvement of antibody attributes such as affinity and developability
- Precise engineering of molecule pharmacology

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60

PLATFORM

absci

Our AI platforms are enabled by our 6-week 'lab-in-the loop' active learning cycles

AI Platforms

DE NOVO ANTIBODY DESIGN

de novo design of epitope-specific antibodies against targets without requiring a known binder

LEAD OPTIMIZATION

AI guided lead optimization enables tunable pharmacology



Lab-in-the-loop

Wet Lab data improve models


ai
TM

AI Platform designs antibodies

Wet Lab confirms AI-designed antibodies maintain drug-like properties

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61

PLATFORM

absci

AbsciDesign comprises two categories of AI models for *de novo* antibody design

AbsciGen

antibody<>antigen complex structure and sequence design



Design 1
HCDR1: GFNIKDTY
HCDR2: IYPTNGYT
HCDR3: SRWGGDGFYAMDY

LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

.

.

.

Design N
HCDR1: GFNIKDTW
HCDR2: IYPSNGYT
HCDR3: ARWGGDGFYAMDY

LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

AbsciBind

Antibody design scoring and filtering



Antigen
AbsciGen
AbsciBind

AbsciBind
Low Rank

RMSD = 5.3 Å
Confidence = 0.64

AbsciBind
High Rank

RMSD = 2.3 Å
Confidence = 0.95

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62

PLATFORM

absci

The AbsciDesign AI platform delivers de novo antibodies via an end-to-end design-validation workflow

STEP 1. Define design parameters



...ARCPSIWKFPDEEGACQPC...

Antigen Structure/Sequence (Epitope)

HFWR1: EVQLE.........GSLSCAAS	*LFWR1:* DIQMT...RVTITCRAS
HFWR2: IHWVR.......LEWVAR	*LFWR2:* VAWYQ...KLLIY
HFWR3: RYRF.........SLEDTAVYYC	*LFWR3:* FLLQPE....DFATYYC
HFWR4: WGQGTLVTVSS	*LFWR4:* FGQGTKVEIK

Heavy/Light Framework Sequences

STEP 2. Fine-tune and deploy AbsciGen and AbsciBind to generate hundreds of thousands of variants and filter to a subset that are likely binders


HCDR1
HCDR2
HCDR3

Design 1
HCDR1: GFNIKDTY
HCDR2: IYPTNGYT
HCDR3: SRWGGDGFYAMDY
LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

⋮

Design N
HCDR1: GFNIKDTW
HCDR2: IYPSNGYT
HCDR3: ARWGGDGFYAMDY
LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

Heavy/Light CDR Sequences



STEP 3. Wet lab screening and model performance validation

Cloning



Surface Plasmon Resonance



Expression



Sequencing



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63

CASE STUDY

de novo design of an antibody that binds the Caldera region of HIV-1 trimer

Caltech absci BILL & MELINDA GATES foundation



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absci | 64

DE NOVO DESIGN

de novo design antibody that binds to the highly conserved caldera region of HIV gp120

- No natural or synthetic antibody for HIV exists today because immune system cannot derive an antibody that is universally neutralizing against HIV
- Design challenge: create universally neutralizing HIV antibody by binding unique and conserved epitope within "caldera" of open conformation of gp120 to prevent HIV from entering host cells
- Numerous attempts to target this epitope have failed-previous efforts have identified antibodies, but none bind the "caldera" and none are universally neutralizing.

HIV gp120 trimer (open)


Caldera
17b epitope
Variant
Conserved

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absci | 65

DE NOVO DESIGN

HIV-Caldera: Determine inputs and design

HIV Env Trimer Challenge :

- Highly glycosylated
- Extremely high sequence diversity among isolates
- High mutation rate at common neutralizing epitopes

Model inputs:

1. Antigen structure
2. Framework of 17b
3. Epitope selected conserved across HIV strains (Clades A, B, and C)

Design of CDRs:

- Condition the model to design long HCDR3s to reach into open caldera region (>20 residues)
- Designed HCDR2 and LCDR3 to bind to HIV surface

HIV Env trimer (open)


LCDR1
LCDR3
HCDR3

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absci | 66

DE NOVO DESIGN

4 best structures selected from 10,000+ structures generated by *de novo* model


Light
Heavy
17b
Structure S1 HCDR3
Structure S4 HCDR3
Structure S3 HCDR3
Structure S2 HCDR3

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absci | 67

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 68 2024 20252024 2025 2026 Applied molecular dynamics simulation to de novo designed antibodies C A S E S T U D Y # 1

DE NOVO DESIGN

Enriched *de novo* library binds open, not closed, Env trimer conformation in YSD


Clade A Env trimer
Clade B Env trimer
Closed
Open
Closed
Open
61.5%
0.4%
38.1%
0.0%
41.4%
19.5%
39.0%
0.1%
61.2%
0.7%
38.1%
0.0%
45.9%
14.9%
39.1%
0.1%
HA tag
Antigen

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absci | 69

70C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . SPR data demonstrate binding characteristics consistent with binding of caldera D E N O V O D E S I G N

DE NOVO DESIGN

HIV-Caldera: SPR demonstrates no binding of *de novo* designs to GP120 monomer



Sample
BG505 - GP120
B41 - GP120
ZM197M - GP120
17b IgG
ASN3013
ASN3014
ASN3015
ASN3016
Response (RU)
Time (s)

Hypothesis:

If the designed mAbs are binding to the caldera region we should not observe binding to monomeric GP120 since the caldera is only present in the Env trimer

Key results:

- ✓ 17b showed high affinity binding to monomeric GP120 as expected
- ✓ Absci mAbs showed no binding to monomeric GP120, suggesting these binders are targeting an epitope that is only present in the Env trimer

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absci | 71

HIV *DE NOVO* DESIGN

HIV-Caldera: demonstrating AI *de novo* design for challenging target



SUMMARY

- *de novo* design model created a novel and diverse antibody which binds multiple clades of HIV indicating successful targeting of the caldera epitope
- Screening cascade enabled selection of differentially binding variants

NEXT STEPS

- Binders from this study will be selected for affinity maturation
- Structure of *de novo* binder and epitope specificity will be experimentally solved to confirm fidelity with designed structure and targeted epitope

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absci | 72

73C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . CASE STUDY A I O p t i m i z a t i o n f o r p H s e n s i t i v i t y

CASE STUDY #2

absci

AI lead optimization platform for 'smart biologics'

The Challenge

The diversity of antibodies is vast, making it impossible for traditional methods to explore effectively.

Absci Solution

Our AI can search a space of ~10^{19}, a million times larger than traditional methods, identifying functional, developable antibodies in one step.


Affinity
Function
Developability

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74

CASE STUDY #2

absci

pH sensitivity may reduce toxicity and/or improve efficacy of therapeutic mAbs

Tumor specificity improves efficacy and reduces ”on-target off-tumor” toxicities

Binding occurs in the acidic pH of the tumor microenvironment


H+
H+
H+
H+

No binding occurs in the neutral pH surrounding healthy cells



Disassociation in the endosome drives antibody recycling and efficient clearance of soluble targets

Binding at physiological pH drives internalization of the immune complex


pH7.4
pH6.0
Sorting endosome
FcRn
Lysosome

Dissociation at acidic endosomal pH favors antibody recycling

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75

CASE STUDY #2

absci

Models identify pH sensitive Fab variants from the same lead for either indication

1. Library for model training sampled 60 positions on heavy chain framework and CDRs with up to 7 substitutions biased for ionizable residues (H, K, R, D, E)
2. Library screened for antigen binding at pH 7.4 and pH 5.8
3. Model trained and used to generate antibodies with tuned pH dependency

AI affinity scoring of variants within a large combinatorial space


Predicted binding score @ pH 5.8
0.032
0.031
0.030
0.029
0.028
0.027
0.026
0.016
0.018
0.020
0.022
Predicted binding score @ pH 7.4

Lab measured affinities of Fab variants predicted to have tighter binding at low pH


SPR K_D (nM) @ pH 5.8
1
10
100
1000
1000
100
10
1
K_D pH 7 (nM)
SPR K_D (nM) @ pH 7.4

Lab measured affinities of Fab variants predicted to have tighter binding at neutral pH


SPR K_D (nM) @ pH 5.8
1
10
100
1000
1000
100
10
1
SPR K_D (nM) @ pH 7.4

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76

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 2024 20252024 2025 2026 Hits reformatted as mAbs show desired binding profiles SUMMARY AI optimized leads achieves variants with pH sensitive binding up to 100x differential pH-sensitive leads had no liabilities for stability, aggregation and polyreactivity1 Model proposed mutations use all 6 ionizing residues in heavy chain CDRs and framework region Sequences were proposed from a >1013 combinatorial space pH 5.8 not p H 7.4 bind at b oth pH 7.4 not p H 5.8 Pare nta l 0.01 0.1 1 10 100 1000 Modeling Strategy SP R KD 7 .4 / 5. 8 SOURCE: 1 Data provided in appendix C A S E S T U D Y # 2

CASE STUDIES

absci

Summarized platform case studies

De Novo Design

- de novo design model created molecule binds multiple clades of HIV suggesting successful targeting of the caldera epitope
- Represents second disclosed target success for our de novo platform in the 2nd half of this year

Absci's de novo design platform can successfully address difficult to drug target epitopes

AI Optimization

- Models identify unseen variants with 10x-20x pH sensitivity in both directions, and up to 100x differential compared to parental molecule after only one round
- Designed leads had no liabilities indicating the ability to successfully search a fitness landscape

Absci's lead optimization platform enables molecules with differentiated pharmacology



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Generative AI Re(Generative) Biology A B S C I C O R P O R A T I O N 2 0 2 6 A L L R I G H T S R E S E R V E D